                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2004



                       WESTERN OHIO FINANCIAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                       0-24120                   31-1403116
----------------            ---------------------         -------------------
(State or other             (Commission File No.)           (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)


                               28 East Main Street
                          Springfield, Ohio 45501-0509
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (937) 325-4683
                                                           --------------
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.


      On April 1, 2004, Western Ohio Financial Corporation and WesBanco, Inc. jointly issued a press release announcing that they have executed a definitive Agreement and Plan of Merger. The entire text of the press release is attached as Exhibit 99.1 and is incorporated into this Item 5 by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   Exhibits:

      2.1 Agreement and Plan of Merger, dated as of April 1, 2004, by and between WesBanco, Inc., WOFC, Inc. and Western Ohio Financial Corporation.

      99.1  Press Release dated April 1, 2004.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTERN OHIO FINANCIAL CORPORATION

                                        By: /s/ John W. Raisbeck
                                            ------------------------------------
                                            Name:  John W. Raisbeck
                                            Title: President and Chief Executive
                                                   Officer

Dated: April 2, 2004


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                                  EXHIBIT INDEX

NO.      EXHIBIT
---      -------
2.1 Agreement and Plan of Merger, dated as of April 1, 2004, by and between WesBanco, Inc., WOFC, Inc. and Western Ohio Financial Corporation.

99.1     Press Release dated April 1, 2004


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